Exhibit 12.1
CERTIFICATION
     I, Tom Albanese, certify that:
     1. I have reviewed this amendment to the annual report on Form 20-F/A of Rio Tinto plc;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary, to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Tom Albanese
Name:	Tom Albanese
Title:	Chief executive

Date: November 19, 2010

Exhibit 12.1
CERTIFICATION
     I, Guy Elliott, certify that:
     1. I have reviewed this amendment to the annual report on Form 20-F/A of Rio Tinto plc;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary, to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Guy Elliott
Name:	Guy Elliott
Title:	Chief financial officer

Date: November 19, 2010

Exhibit 12.1
CERTIFICATION
     I, Tom Albanese, certify that:
     1. I have reviewed this amendment to the annual report on Form 20-F/A of Rio Tinto Limited;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary, to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Tom Albanese
Name:	Tom Albanese
Title:	Chief executive

Date: November 19, 2010

Exhibit 12.1
CERTIFICATION
     I, Guy Elliott, certify that:
     1. I have reviewed this amendment to the annual report on Form 20-F/A of Rio Tinto Limited;
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary, to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Guy Elliott
Name:	Guy Elliott
Title:	Chief financial officer

Date: November 19, 2010